Exhibit 99.1

November 11, 2015

Tetra Tech Reports Fourth Quarter and Fiscal 2015 Results

•                  Q4-15 EPS from ongoing operations of $0.50, up 39%

•                  Q4-15 EBITDA margin from ongoing operations 13%

•                  Strong FY15 cash flow from operations, up 28%

•                  Backlog up year-over-year

Pasadena, California. Tetra Tech, Inc. (NASDAQ: TTEK) today announced results for the fourth quarter and fiscal year ended September 27, 2015.

Fourth Quarter Results

Revenue in the quarter was $578.4 million, and revenue, net of subcontractor costs(1) (net revenue), was $427.0 million.  Revenue and net revenue decreased 3% in the fourth quarter of fiscal 2015 compared to the same period in fiscal 2014, excluding the impact from foreign currency translation.  The year-over-year decrease was due in large part to the wind-down of the Remediation and Construction Management (RCM) business.  Diluted earnings (loss) per share (EPS) on a GAAP basis were ($0.53) in the fourth quarter of fiscal 2015, which included a non-cash goodwill impairment charge of $0.96 associated with our mining business.  Operating income from ongoing operations(2) was $45.7 million and diluted EPS(2) on the same basis were $0.50, up on a constant currency basis 29% and 44%, respectively, compared to the fourth quarter of fiscal 2014.  Cash generated from operations was $28.7 million.

Quarterly Dividend and Share Repurchase Program

On November 9, 2015, Tetra Tech’s Board of Directors declared a quarterly dividend of $0.08 per share (1.2% yield) payable on December 11, 2015 to stockholders of record as of November 30, 2015.  In fiscal 2015, Tetra Tech returned approximately $118 million to its shareholders comprised of $100 million in share repurchases and $18 million in dividends.  The Company has $100 million remaining under the previously approved $200 million share repurchase program.

Acquisition of Coffey International Limited

On October 14, 2015, Tetra Tech announced the execution of a Bid Implementation Agreement to acquire 100% of the outstanding shares of Coffey International Limited (Coffey) for A$0.425 cash per share.  The closing is conditional on the satisfactory completion of customary conditions, including that Tetra Tech acquires at least 90% of Coffey’s shares.  Tetra Tech’s off-market tender offer for Coffey shares opened on November 10, 2015.  The acquisition is expected to close in the second quarter fiscal 2016.

(1)  Tetra Tech’s revenue includes a significant amount of subcontractor costs and, therefore, the Company believes revenue, net of subcontractor costs, which is a non-GAAP financial measure, provides a valuable perspective on its business results.

(2)  For ongoing operations, refer to the Operating Results table for reconciliation.

Fiscal Year Results

Revenue and net revenue for fiscal 2015 were $2.3 billion and $1.72 billion, respectively.  Revenue and net revenue for fiscal 2015 decreased 5% and 4%, respectively, compared to fiscal 2014, excluding the impact from foreign currency translation.  Consistent with the fourth quarter of fiscal 2015, the year-over-year decrease in revenue was due in large part to the wind-down of RCM.  EPS on a GAAP basis were $0.64 for fiscal year 2015, which included a non-cash goodwill impairment charge of $0.93.  Operating income from ongoing operations was $154.0 million and diluted EPS on the same basis were $1.63, up on a constant currency basis 12% and 30%, respectively, compared to fiscal 2014.  Cash generated from operations was $162.8 million, up 28% compared to fiscal 2014.

Comments on Results

Tetra Tech’s Chairman and CEO, Dan Batrack commented, “We had a solid fourth quarter, generating a 13% EBITDA margin from ongoing operations and strong cash flow from operations.  Our successful business model has enabled us to pay a dividend, repurchase shares and invest in the Company’s growth, both organically and through acquisitions.”

“We announced our intent to acquire Coffey, a world-class consulting and engineering firm with 3,300 staff worldwide, including offices across Australia, Asia Pacific, the UK and the U.S., to support our strategy to access new geographic markets and expand our leadership position with clients.  Together with Coffey we will be the global leader in international development.  Coffey will also provide us a platform to provide water and environmental services to support Australia’s infrastructure expansion.  The continued performance of our ongoing operations combined with the Coffey acquisition provides Tetra Tech a solid foundation with additional growth opportunities for fiscal 2016.”

Business Outlook

The following statements are based on current expectations.  These statements are forward-looking and the actual results could differ materially.  These statements do not include the potential impact of future acquisitions that may be completed, including Coffey, or developments that become evident after the date of this release.  The Business Outlook section should be read in conjunction with the information on forward-looking statements at the end of this release.

Tetra Tech expects diluted EPS for the first quarter of fiscal 2016 to be in the range of $0.35 to $0.40.  Net revenue for the first quarter is expected to range from $400 million to $450 million.  For fiscal 2016, Tetra Tech expects diluted EPS to be $1.70 to $1.90 and cash EPS(3) to be $2.70 to $3.00.  Net revenue for fiscal 2016 is expected to range from $1.65 billion to $1.85 billion.

Webcast

Investors will have the opportunity to access a live audio-visual webcast and supplemental financial information concerning the fourth quarter and fiscal 2015 results through a link posted on the Company’s website at www.tetratech.com on November 12, 2015 at 8:00 a.m. (PT).

(3)  Cash EPS defined as cash flow from operations divided by diluted shares outstanding.  Cash EPS is a non-GAAP financial measure that provides a valuable perspective on the Company’s financial results.

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Operating Results

In thousands (except EPS data)

	Three Months Ended			Fiscal Year Ended
	Sep. 27, 2015	Sep. 28, 2014	% Y/Y	Sep. 27, 2015	Sep. 28, 2014	% Y/Y

Revenue	$578,394	$622,179	(7)%	$2,299,321	$2,483,814	(7)%
RCM	(17,528)	(31,661)	—	(86,575)	(221,108)	—
Ongoing revenue	$560,866	$590,518	(5)%	$2,212,746	$2,262,706	(2)%
Foreign Exchange (FX)	22,923	—	—	71,227	—	—
Ongoing revenue, net of FX	$583,789	$590,518	(1)%	$2,283,973	$2,262,706	1%

Net Revenue	$426,982	$462,187	(8)%	$1,718,715	$1,859,918	(8)%
RCM	(4,829)	(2,431)	—	(23,275)	(79,497)	—
Ongoing Net Revenue	$422,153	$459,756	(8)%	$1,695,440	$1,780,421	(5)%
FX	21,501	—	—	64,421	—	—
Ongoing Net Revenue, net of FX	$443,654	$459,756	(4)%	$1,759,861	$1,780,421	(1)%

Operating income (loss)	$(20,047)	$24,763	NM	$87,685	$153,833	(43)%
Goodwill charge	60,763	—	—	60,763	—	—
Earn-out gain	—	(23,816)	—	(3,111)	(58,694)	—
RCM loss	5,009	35,828	—	8,614	45,151	—
Ongoing operating income	$45,725	$36,775	24%	$153,951	$140,290	10%
FX	1,574	—	—	3,122	—	—
Ongoing operating income, net of FX	$47,299	$36,775	29%	$157,073	$140,290	12%

EPS	$(0.53)	$0.35	NM	$0.64	$1.66	(61)%
Goodwill charge	0.96	—	—	0.93	—	—
Earn-out gain	—	(0.35)	—	(0.04)	(0.83)	—
RCM loss	0.07	0.36	—	0.10	0.45	—
Ongoing EPS	$0.50	$0.36	39%	$1.63	$1.28	27%
FX	0.02	—	—	0.03	—	—
Ongoing EPS, net of FX	$0.52	$0.36	44%	$1.66	$1.28	30%

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Reconciliation of Net Income to EBITDA

	Three Months Ended		Fiscal Year Ended
In thousands	Sep. 27, 2015	Sep. 28, 2014	Sep. 27, 2015	Sep. 28, 2014
Net income (loss) attributable to Tetra Tech	$(31,723)	$22,586	$39,074	$108,266
Interest expense, net	1,743	2,117	7,363	9,490
Income tax expense (benefit)	9,890	(83)	41,093	35,668
Depreciation	4,998	6,292	23,110	26,452
Amortization	4,711	5,902	20,205	27,288
Earn-out gain	—	(23,816)	(3,113)	(58,694)
Goodwill charge	60,763	—	60,763	—
EBITDA	$50,382	$12,998	$188,495	$148,470
RCM loss	4,780	35,141	6,813	42,193
Ongoing EBITDA	$55,162	$48,139	$195,308	$190,663

About Tetra Tech (www.tetratech.com)

Tetra Tech is a leading provider of consulting and engineering services.  The Company supports commercial and government clients focused on water, environment, infrastructure, resource management, and energy.  With 13,000 staff worldwide, Tetra Tech provides clear solutions to complex problems.  For more information on Tetra Tech, please visit www.tetratech.com, follow us on Twitter (@TetraTech), or like us on Facebook.

CONTACTS:
Jim Wu, Investor Relations

Charlie MacPherson, Media & Public Relations

(626) 470-2844

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Forward-Looking Statements

This news release contains forward-looking statements that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include information concerning future events and the future financial performance of Tetra Tech that involve risks and uncertainties.  Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results.  Readers are urged to read the documents filed by Tetra Tech with the SEC, specifically the most recent reports on Form 10-K, 10-Q, and 8-K, each as it may be amended from time to time, which identify risk factors that could cause actual results to differ materially from the forward-looking statements.  Among the important factors or risks that could cause actual results or events to differ materially from those in the forward-looking statements in this release are: worldwide political and economic uncertainties; fluctuations in annual revenue, expenses, and operating results; the cyclicality in demand for our overall services; the cyclicality in demand for mining services; the cyclicality in demand for oil and gas services; concentration of revenues from U.S. government agencies and potential funding disruptions by these agencies; violations of U.S. government contractor regulations; dependence on winning or renewing U.S. government contracts; the delay or unavailability of public funding on U.S. government contracts; the U.S. government’s right to modify, delay, curtail or terminate contracts at its convenience; credit risks associated with certain commercial clients; risks associated with international operations; the failure to comply with worldwide anti-bribery laws; the failure to comply with domestic and international export laws; the failure to properly manage projects; the loss of key personnel or the inability to attract and retain qualified personnel; the use of estimates and assumptions in the preparation of financial statements; the ability to maintain adequate workforce utilization; the use of the percentage-of-completion method of accounting; the inability to accurately estimate and control contract costs; the failure to adequately recover on our claims for additional contract costs; the failure to win or renew contracts with private and public sector clients; acquisition strategy and integration risks; goodwill or other intangible asset impairment; growth strategy management; backlog cancellation and adjustments; the failure of partners to perform on joint projects; the failure of subcontractors to satisfy their obligations; requirements to pay liquidated damages based on contract performance; changes in resource management, environmental, or infrastructure industry laws, regulations, or programs; changes in capital markets and the access to capital; credit agreement covenants; industry competition; liability related to legal proceedings, investigations, and disputes; the availability of third-party insurance coverage; the ability to obtain adequate bonding; employee, agent, or partner misconduct; employee risks related to international travel; safety programs; conflict of interest issues; liabilities relating to reports and opinions; liabilities relating to environmental laws and regulations; force majeure events; protection of intellectual property rights; the interruption of systems and information technology; the ability to impede a business combination based on Delaware law and charter documents; and stock price volatility. Any projections in this release are based on limited information currently available to Tetra Tech, which is subject to change.  Although any such projections and the factors influencing them will likely change, Tetra Tech will not necessarily update the information, since Tetra Tech will only provide guidance at certain points during the year.  Readers should not place undue reliance on forward-looking statements since such information speaks only as of the date of this release.

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Tetra Tech, Inc.

Consolidated Balance Sheets

(in thousands, except par value)

	September 27, 2015	September 28, 2014

Assets
Current Assets:
Cash and cash equivalents	$135,326	$122,379
Accounts receivable - net	636,030	701,892
Prepaid expenses and other current assets	42,125	52,256
Income taxes receivable	10,294	22,076
Total current assets	823,775	898,603

Property and equipment - net	64,906	73,864
Investments in and advances to unconsolidated joint ventures	1,886	2,140
Goodwill	601,379	714,190
Intangible assets - net	40,332	63,095
Other long-term assets	26,964	24,512
Total Assets	$1,559,242	$1,776,404

Liabilities and Equity
Current Liabilities:
Accounts payable	$150,284	$175,952
Accrued compensation	103,866	110,186
Billings in excess of costs on uncompleted contracts	93,989	103,343
Deferred income taxes	20,787	20,387
Current portion of long-term debt	11,904	10,989
Estimated contingent earn-out liabilities	609	3,568
Other current liabilities	69,003	79,436
Total current liabilities	450,442	503,861

Deferred income taxes	34,759	28,786
Long-term debt	180,972	192,842
Long-term estimated contingent earn-out liabilities	3,560	3,462
Other long-term liabilities	32,711	34,397

Commitments and contingencies

Equity:
Preferred stock - authorized, 2,000 shares of $0.01 par value; no shares issued and outstanding at September 27, 2015, and September 28, 2014	—	—
Common stock - authorized, 150,000 shares of $0.01 par value; issued and outstanding, 59,381 and 62,591 shares at September 27, 2015, and September 28, 2014, respectively	594	626
Additional paid-in capital	326,593	402,516
Accumulated other comprehensive loss	(143,171)	(42,538)
Retained earnings	672,309	651,475
Tetra Tech stockholders’ equity	856,325	1,012,079
Noncontrolling interests	473	977
Total equity	856,798	1,013,056
Total Liabilities and equity	$1,559,242	$1,776,404

Tetra Tech, Inc.

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended		Fiscal Year Ended
	September 27,	September 28,	September 27,	September 28,
	2015	2014	2015	2014
Revenue	$578,394	$622,179	$2,299,321	$2,483,814
Subcontractor costs	(151,412)	(159,992)	(580,606)	(623,896)
Other costs of revenue	(341,506)	(412,720)	(1,402,925)	(1,577,481)
Selling, general and administrative expenses	(44,759)	(48,520)	(170,456)	(187,298)
Contingent consideration - fair value adjustments	—	23,816	3,113	58,694
Impairment of goodwill and other intangible assets	(60,763)	—	(60,763)	—
Operating income (loss)	(20,046)	24,763	87,684	153,833
Interest expense - net	(1,743)	(2,117)	(7,363)	(9,490)
Income (loss) before income tax expense	(21,789)	22,646	80,321	144,343
Income tax benefit (expense)	(9,890)	83	(41,093)	(35,668)
Net income (loss) including noncontrolling interests	(31,679)	22,729	39,228	108,675
Net income attributable to noncontrolling interests	(44)	(143)	(154)	(409)
Net income (loss) attributable to Tetra Tech	$(31,723)	$22,586	$39,074	$108,266

Net income (loss) attributable to Tetra Tech per share:
Basic	$(0.53)	$0.36	$0.64	$1.68
Diluted	$(0.53)	$0.35	$0.64	$1.66

Weighted-average common shares outstanding:
Basic	59,963	63,602	60,913	64,379
Diluted	59,963	64,235	61,532	65,146

Cash dividends paid per share	$0.08	$0.07	$0.30	$0.14

Tetra Tech, Inc.

Consolidated Statements of Cash Flows

(in thousands)

	Fiscal Year Ended
	September 27,	September 28,
	2015	2014

Cash flows from operating activities:
Net income including noncontrolling interests	$39,228	$108,675

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	44,201	54,540
Equity in earnings of unconsolidated joint ventures	(5,131)	(2,804)
Distributions of earnings from unconsolidated joint ventures	5,252	2,724
Stock-based compensation	10,926	10,374
Excess tax benefits from stock-based compensation	(172)	(904)
Deferred income taxes	8,412	(145)
Provision for doubtful accounts	(1,034)	1,467
Fair value adjustments to contingent consideration	(3,113)	(58,694)
(Gain) loss on disposal of property and equipment	(6,014)	58
Lease termination costs and related asset impairment	342	2,416
Impairment of goodwill and other intangible assets	60,763	—
Foreign exchange gain	(275)	(104)

Changes in operating assets and liabilities, net of effects of business acquisitions:
Accounts receivable	73,940	(32,020)
Prepaid expenses and other assets	12,970	(4,481)
Accounts payable	(26,901)	31,772
Accrued compensation	(7,676)	(4,728)
Billings in excess of costs on uncompleted contracts	(10,319)	23,833
Other liabilities	(40,463)	(9,315)
Income taxes receivable/payable	7,911	4,712
Net cash provided by operating activities	162,847	127,376

Cash flows from investing activities:
Capital expenditures	(24,296)	(19,404)
Payments for business acquisitions, net of cash acquired	(11,680)	(30,251)
Changes in restricted cash	4,530	—
Proceeds from sale of property and equipment	10,426	4,594
Payment received on note for sale of operation	—	3,900
Net cash used in investing activities	(21,020)	(41,161)

Cash flows from financing activities:
Payments on long-term debt	(75,459)	(4,379)
Proceeds from borrowings	64,794	—
Payments of earn-out liabilities	(3,199)	(18,663)
Payments of debt issuance costs	(1,457)	—
Excess tax benefits from stock-based compensation	172	904
Repurchases of common stock	(100,500)	(80,000)
Distributions paid to noncontrolling interests	(515)	(417)
Dividends paid	(18,240)	(8,956)
Net proceeds from issuance of common stock	10,825	23,834
Net cash used in financing activities	(123,579)	(87,677)

Effect of foreign exchange rate changes on cash	(5,301)	(5,464)

Net increase (decrease) in cash and cash equivalents	12,947	(6,926)
Cash and cash equivalents at beginning of period	122,379	129,305
Cash and cash equivalents at end of period	$135,326	$122,379